SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  JUNE 28, 1996

Bear Stearns Mortgage Securities Inc. (as Seller under a Pooling and Servicing Agreement dated as of June 1, 1996 providing for the issuance of Mortgage Pass-Through Certificates, Series 1996-3)

      BEAR STEARNS MORTGAGE SECURITIES INC.
- --------------------------------------------------
(Exact name of registrant as specified in charter)


      DELAWARE              33-44658               13-3633241
   ----------------     -----------------         ---------------
   (State or other      (Commission File          (IRS Employer
   jurisdiction of      Number)                   Identification
   incorporation)                                 No.)


   245 PARK AVENUE, NEW YORK, NEW YORK                   10167
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(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (212) 272-2000


                         NOT APPLICABLE
- --------------------------------------------------------------
(Former name or former address, if changed since last report.)

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (c)  Exhibits

         EXHIBIT NO.

          1.1 Underwriting Agreement dated as of June 25, 1996 between the Registrant and Bear, Stearns & Co. Inc.

          1.2 Terms Agreement dated as of June 25, 1996 among the Registrant, Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated

          4.1 Pooling and Servicing Agreement dated as of June 1, 1996 among the Registrant, ICI Funding Corporation, and Bankers Trust Company of California, N.A..

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                      BEAR STEARNS MORTGAGE SECURITIES INC.
                      -------------------------------------
                                  (Registrant)


Date: July 11, 1996       By: /s/ Joseph T. Jurkowski, Jr.
                              ---------------------------------
                              Name:  Joseph T. Jurkowski, Jr.
                              Title:  Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER                                       DESCRIPTION

         1.1 Underwriting Agreement dated as of June 25, 1996 between the Registrant and Bear, Stearns & Co. Inc.

         1.2 Terms Agreement dated as of June 25, 1996 between the Registrant, Bear, Stearns & Co. Inc. and Morgan Stanley & Co. Incorporated.

         4.1 Pooling and Servicing Agreement dated as of June 1, 1996 among the Registrant, ICI Funding Corporation and Bankers Trust Company of California, N.A.